Exhibit 10.2

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT

This AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of May 10, 2023 (the “Amendment No. 1 Effective Date”), is entered into by and among Jill Acquisition LLC, a Delaware limited liability company (the “Borrower”), J.Jill, Inc., a Delaware corporation (“Holdings”), J. Jill Gift Card Solutions, Inc., a Florida corporation (together with Holdings and the Borrower, the “Credit Parties”, and each a “Credit Party”), the Lenders party hereto constituting the Required Lenders and Jefferies Finance LLC (“Jefferies”), as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, reference is made to that certain Term Loan Credit Agreement, dated as of April 5, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; and as amended by this Amendment, the “Credit Agreement”), by and among the Borrower, Holdings, the Lenders party thereto from time to time, the Administrative Agent and Jefferies, as collateral agent (in such capacity, the “Collateral Agent”).

WHEREAS, in accordance with Section 12.12 of the Existing Credit Agreement, the Borrower and the Lenders party hereto constituting the Required Lenders have agreed to make certain amendments to the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Amendments to Existing Credit Agreement.

a)
Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order therein:

“Amendment No. 6 to ABL Credit Agreement” means that certain Amendment No. 6 to ABL Credit Agreement, dated as of May 10, 2023, by and among Holdings, the Borrower, certain of its Subsidiaries party thereto, the lenders party thereto and the ABL Agent.”

b)
Section 9.04(j) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(j) Indebtedness of the Credit Parties under the ABL Loan Documents (and any Permitted Refinancing Indebtedness incurred in respect thereof) in an aggregate principal amount not to exceed $60,000,000 at any time outstanding; provided that such Indebtedness may not exceed $50,000,000 without the prior written consent of the Required Lenders(or the Administrative Agent acting at the direction of the Required

Lenders); provided,further, that no “first-in last-out” facility may be incurred pursuant to this clause (j) and the advance rates set forth in the ABL Loan Documents may not be increased without the consent of the Required Lenders (other than any increases to the advance rates set forth in the Amendment No. 6 to ABL Credit Agreement as in effect on May 10, 2023);”

2.
Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction or waiver by the Administrative Agent of the following conditions precedent:

a)
The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by Holdings, the Borrower and the Lenders party hereto constituting Required Lenders under the Existing Credit Agreement.

b)
On the Amendment No. 1 Effective Date, the Borrower shall have paid to the Administrative Agent (and its relevant affiliates), the Collateral Agent and the Lenders party hereto all costs, fees and expenses (including, without limitation, reasonable and documented legal fees and expenses) and other compensation contemplated hereby payable to the Administrative Agent (and/or its relevant affiliates), the Collateral Agent or the Lenders party hereto to the extent presented for payment at least three (3) Business Days prior to the Amendment No. 1 Effective Date and for which reasonably detailed invoices have been provided.

c)
On the Amendment No. 1 Effective Date (after giving effect to this Amendment) (a) no Default or Event of Default shall have occurred and be continuing and (b) all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Amendment No. 1 Effective Date (it being understood and agreed that (i) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (ii) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date).

3.
Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Credit Party represents and warrants to each other party hereto, on and as of the Amendment No. 1 Effective Date:

a)
Each Credit Party has the company power and authority to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary company action to authorize the execution, delivery and performance by it of this Amendment. Each Credit Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

b)
None of the execution, delivery or performance by any Credit Party of this Amendment, nor compliance by it with the terms and provisions thereof, will (a) contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (b) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under,or result in the creation or imposition of (or the obligation to create or impose) any Lien (except Permitted Liens) upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which any Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries, except with respect to any violation or conflict referred to in clauses (a) and (b) to the extent that such violation or conflict could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

c)
No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Amendment No. 1 Effective Date and which remain in full force and effect on the Amendment No. 1 Effective Date) or exemption by, any Governmental Authority or third party is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, (a) the execution, delivery and performance by the Credit Parties of this Amendment or (b) the legality, validity, binding effect or enforceability of this Amendment which in the case of clauses (a) and (b), if not obtained, could reasonably be expected to result in a Material Adverse Effect.

d)
There are no actions, suits or proceedings pending or, to the knowledge of Holdings and the Borrower, threatened (a) with respect this Amendment or (b) that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

4.
Miscellaneous.

a)
Except as modified hereby, all terms and conditions of the Existing Credit Agreement and the other Credit Documents remain in full force and effect.

b)
This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be as effective as delivery of any original executed counterpart hereof.

c)
This Amendment shall constitute a Credit Document.

d)
Each Credit Party hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms, represents, warrants and agrees that (1) notwithstanding the effectiveness of this Amendment, the obligations of such Credit Party under each of the Credit Documents to which it is a party shall not be impaired and each of the Credit Documents to which such Credit Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (2) after giving effect to this Amendment, (a) neither the amendment of the Existing Credit Agreement or any other Credit Document effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment or any other Credit Document shall impair the validity, effectiveness or priority of the Liens granted pursuant to the Security Documents (as in effect immediately prior to the Amendment No. 1 Effective Date, the “Existing Security Documents”) and such Liens shall continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred and (b) in the case of any Guarantor, its guaranty, as and to the extent provided in the Guaranty, shall continue in full force and effect in respect of the Obligations under the Credit Agreement, as amended by this Amendment, and the other Credit Documents; and (3) the position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Existing Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected by modification of the Existing Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.

e)
The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Amendment, any other Credit Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Amendment or any other document to be signed in connection herewith or the transactions contemplated hereby shall be deemed to include electronic signatures or execution in the form of an electronic record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.

f)
Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

g)
Section headings herein are included herein for convenience of reference only and shall not affect the interpretation of this Amendment.

h)
The provisions of Section 12.08 (GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

i)
The Lenders party hereto, constituting the Required Lenders under the Existing Credit Agreement, by their signatures below hereby (A) direct and authorize the Administrative Agent to execute and deliver this Amendment, and (B) acknowledge and agree that (x) the direction in this Section 3.i. constitutes a direction from the Required Lenders under the provisions of Section 11 of the Credit Agreement and (y) Section 11 of the Credit Agreement (including, without limitation, the provisions of Section 11.06 thereof) shall apply to any and all actions taken by the Administrative Agent and the Collateral Agent in accordance with such direction.

[Signature Pages Follow]

IN WITESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

J.JILL, INC.,
a Delaware corporation, as Holdings

By	/s/ Mark Webb
Name:	Mark Webb
Title:	Executive Vice President

JILL ACQUISITION LLC
A Delaware limited liability company,
as the Borrower

By:	/s/ Mark Webb
Name:	Mark Webb
Title:	Executive Vice President

J. JILL GIFT CARD SOLUTIONS, INC.,
a Florida corporation,
as the Borrower

By:	/s/ Mark Webb
Name:	Mark Webb
Title:	Executive Vice President

JEFFERIES FINANCE LLC,
as Administrative Agent

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Senior Vice President

SYCAMORE PARTNERS CREDIT OPPORTUNITIES LLC,
as a Lender

By:	/s/ Shawn Faurat
Name:	Shawn Faurat
Title:	Managing Director

ALCOF III NUBT, L.P.
By: Arbour Lane Fund III GP, LLC
Its General Partner, as a Lender

By:	/s/ Kenneth Hoffman
Name:	Kenneth Hoffman
Title:	Manager

ALCOF III REX, LLC
As a Lender

By:	/s/ Kenneth Hoffman
Name:	Kenneth Hoffman
Title:	Manager

Signature Page to Term Loan Credit Agreement